UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A
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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SENTINEL ENERGY SERVICES INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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sentinel energy services inc.
700 Louisiana Street, Suite 2700
Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 6, 2019

TO THE STOCKHOLDERS OF SENTINEL ENERGY SERVICES INC.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of Sentinel Energy Services Inc. (“Company,” “we,” “us” or “our”) to be held at 10:00 a.m., local time, on Wednesday November 6, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, to consider and vote upon the following proposals:

1.      to amend (the “Extension Amendment”) the Company’s certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as a “business combination”, from November 7, 2019 to May 31, 2020 (or August 31, 2020 if we have executed a definitive agreement or binding term sheet for an initial business combination by May 31, 2020) (the “Extension,” and such later date, the “Extended Date”) (“the Extension Amendment Proposal”); and

2.      to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. The Company’s organizational documents and prospectus filed in connection with its initial public offering (the “IPO”) provided that the Company had 24 months after the closing of the IPO, or until November 7, 2019, to complete a business combination. Our board of directors (the “Board”) currently believes that there will not be sufficient time before November 7, 2019 to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination, which our Board believes is in the best interests of the Company’s stockholders. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the extended deadline in order to seek stockholder approval of a proposed business combination.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s IPO (the “trust account”), including interest not previously released to the Company to pay income taxes, divided by the number of then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

Based upon the amount held in the trust account as of June 30, 2019, which was $354,471,990, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.27 at the time of the special meeting. The closing price of the Company’s Class A Common Stock on October 24, 2019, the most recent closing price, was $10.30. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination by November 7, 2019.

Approval of the Extension Amendment Proposal requires the affirmative vote of 65% of the Company’s outstanding common stock and approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the stockholders who are present in person or represented by proxy at the special meeting and entitled to vote on such proposal.

Our Board has fixed the close of business on October 18, 2019 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on an initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1 and 2.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

October 25, 2019	By Order of the Board of Directors
/s/ Krishna Shivram
Krishna Shivram
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on November 6, 2019: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/sentinelenergyservices/smp2019.

sentinel energy services inc.
700 Louisiana Street, Suite 2700
Houston, Texas 77002

SPECIAL MEETING

TO BE HELD ON NOVEMBER 6, 2019

PROXY STATEMENT

A special meeting (the “special meeting”) of stockholders of Sentinel Energy Services Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m., local time, on Wednesday, November 6, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, to consider and vote upon the following proposals:

1.      to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as a “business combination”, from November 7, 2019 to May 31, 2020 (or August 31, 2020 if we have executed a definitive agreement or binding term sheet for an initial business combination by May 31, 2020) (the “Extension,” and such later date, the “Extended Date”) (the “Extension Amendment Proposal”); and

2.      to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

This proxy statement is dated October 25, 2019 and is first being mailed to stockholders on or about that date.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s IPO (the “trust account”), including interest not previously released to the Company to pay income taxes, divided by the number of then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders for approval, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account may be only a small fraction of the approximately $354,471,990 that was in the trust account as of June 30, 2019. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Approval of the Extension Amendment Proposal requires the affirmative vote of 65% of the Company’s outstanding common stock and approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the stockholders who are present in person or represented by proxy at the special meeting and entitled to vote on such proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Company’s sponsor is Sentinel Management Holdings, LLC (the “Sponsor”). The Sponsor and the Company’s officers and directors have entered into letter agreements with the Company, pursuant to which they agreed to waive their rights to participate in any liquidation distribution with respect to shares of Class B common stock held by them (“founder shares” or “Class B Common Stock” and, collectively with the Class A Common Stock, the “common stock”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by November 7, 2019.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party (other than our independent public accountants) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except if such third party or prospective target business has executed a waiver of any and all rights to the monies held in the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that the Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.27 (based on the amount held in the trust account as of June 30, 2019). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.27, plus interest, due to unforeseen claims of potential creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

The record date for the special meeting is October 18, 2019. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 43,125,000 outstanding shares of the Company’s common stock including 34,500,000 outstanding public shares. The Company’s warrants do not have voting rights in connection with the proposals.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC, which we refer to as “Morrow”, to assist in the solicitation of proxies for the special meeting. We have agreed to pay Morrow a fee of $22,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•        our ability to complete our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2017 for the purpose of consummating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses. In November 2017, the Company consummated its IPO from which it derived gross proceeds of $345,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 7, 2019). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.      to amend our charter to extend the date by which the Company has to consummate a business combination from November 7, 2019 to May 31, 2020 (or August 31, 2020 if we have executed a definitive agreement or binding term sheet for an initial business combination by May 31, 2020); and

2.      to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholder’s approval of the Extension Amendment Proposal will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $354,471,990 that was in the trust account as of June 30, 2019. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors have waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by November 7, 2019.

The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Extension Amendment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before November 7, 2019. However, our Board currently believes that there will not be sufficient time before November 7, 2019 to complete an initial business combination.

The Company believes a business combination would be in the best interests of the Company’s stockholders, and because the Company will not be able to conclude a business combination within the permitted time period, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

The Company believes that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination. Accordingly, the Board is proposing the Extension Amendment, which will extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete a business combination before November 7, 2019, it will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Whether a holder of public shares votes in favor of or against the Extension Amendment, if such amendment is approved, the holder may, but is not required to, redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment is approved, the Company will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

The Sponsor and the Company’s directors and executive officers who own founder shares are not entitled to redeem the founder shares. With respect to shares purchased on the open market by the Sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor beneficially owned and was entitled to vote 8,550,000 founder shares and certain of our independent directors collectively owned 75,000 founder shares. The founder shares represent 20.0% of the Company’s issued and outstanding common stock.

The Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the Company’s sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to adopt the Extension Amendment?

Approval of the Extension Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock on the record date.

If the Extension Amendment is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay income taxes, divided by the number of then outstanding public shares.

What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires a majority of the votes entitled to be cast by the stockholders who are present in person or represented by proxy at the special meeting and entitled to vote.

What if I don’t want to vote for the Extension Amendment Proposal?

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by November 7, 2019. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve:

•        negotiating and executing a definitive agreement;

•        completing and filing proxy statement and prospectus materials;

•        establishing a meeting date and record date for considering the proposed business combination, and distributing the proxy statement and prospectus materials to stockholders; and

•        holding a special meeting to consider the proposed business combination.

The Company is seeking approval of the Extension Amendment because the Company will not be able to complete all of the tasks listed above prior to November 7, 2019. If the Extension Amendment is approved, the Company expects to seek stockholder approval of an initial business combination. If stockholders approve an initial business combination, the Company expects to consummate such business combination as soon as possible following stockholder approval.

Upon approval by 65% of the common stock outstanding as of the record date of the Extension Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants (as defined below) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our Sponsor through the founder shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Would I still be able to exercise my redemption rights if I vote against a proposed business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed business combination, you will be able to vote on a proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Broker non-votes will be treated as a vote against the Extension Amendment Proposal and will have no effect on the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock at the close of business on October 18, 2019 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 43,125,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

What happens to the Company’s warrants if the Extension Amendment is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay income taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your public shares in the manner described above prior to 5:00 p.m. Eastern Time on November 5, 2019.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay Morrow a fee of $22,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Sentinel Energy Services Inc.
700 Louisiana Street, Suite 2700
Houston, Texas 77002
Attn: Krishna Shivram
Telephone: (281) 407-0686

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: STNL.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m., local time, on Wednesday, November 6, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166.

Stockholders are being asked to vote on the following proposals:

1.      to amend our charter to extend the date by which the Company has to consummate a business combination from November 7, 2019 to May 31, 2020 (or August 31, 2020 if we have executed a definitive agreement or binding term sheet for an initial business combination by May 31, 2020); and

2.      to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company common stock at the close of business on October 18, 2019, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 43,125,000 outstanding shares of Company common stock entitled to vote, of which 8,625,000 were founder shares.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Krishna Shivram and Kent Jamison to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 470 West Avenue, Stamford, CT 06902.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $22,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: STNL.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 700 Louisiana Street, Suite 2700, Houston, Texas 77002. Our telephone number at such address is 281-407-0686.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT

Background

On November 7, 2017, we consummated our IPO of 30,000,000 units at a price of $10.00 per unit (the “units”) generating gross proceeds of $300,000,000 before underwriting discounts and expenses. Each unit consists of one share of the Company’s Class A Common Stock and one-third of one redeemable common stock purchase warrant (the “public warrants”). Each whole public warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. On November 7, 2017, simultaneously with the consummation of our initial public offering, we completed the private sale of 5,333,333 private placement warrants at a purchase price of $1.50 per private placement warrant (the “private placement warrants”) to our Sponsor, generating gross proceeds of approximately $8,000,000. In connection with the IPO, the underwriters were granted an option to purchase up to 4,500,00 over-allotment units. On November 9, 2017, we consummated the closing of the sale of 4,500,000 additional units upon receiving notice of the underwriters’ election to fully exercise their over-allotment option, generating additional gross proceeds of approximately $45,000,000. Simultaneously with the exercise of the over-allotment option, we consummated the private sale of an additional 600,000 private placement warrants to our Sponsor, generating gross proceeds of approximately $900,000.

The Extension Amendment

We are proposing to amend our charter to extend the date by we have to consummate a business combination to the Extended Date.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Given our expenditure of time, effort and money on pursuing an initial business combination, our Board believes that circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

A copy of the proposed amendment to our charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provided that the Company had until November 7, 2019 to complete a business combination. Despite our best efforts in searching for a potential target business, our Board currently believes that there will not be sufficient time before November 7, 2019 to complete a business combination. The Company’s IPO prospectus and charter stated that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before November 7, 2019, we will provide our public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay our income taxes, divided by the number of then outstanding public shares. Because the Company may not be able to complete an initial business combination by November 7, 2019, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond November 7, 2019 to the Extended Date. If the Extension Amendment is approved, the Company expects to seek stockholder approval of an initial business combination.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its business combination before November 7, 2019, it will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing stockholders an opportunity to consider a transaction.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 7, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by November 7, 2019. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately

$354,471,990 that was in the trust account as of June 30, 2019. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 5, 2019. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

In connection with tendering your shares for redemption, you must (i) submit a written request that your shares be redeemed for cash to the Company’s transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, and (ii) elect either (x) to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or (y) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of June 30, 2019, this would amount to approximately $10.27 per share. The closing price of the Class A Common Stock on October 24, 2019, the most recent closing price, was $10.30.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a United States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his or her shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a stockholder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no material accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Back-up Withholding.

In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendment. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by providing the Company a signed copy of Form W-9. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the Sponsor beneficially owned and was entitled to vote 8,550,000 founder shares and certain of our independent directors collectively owned 75,000 founder shares. The founder shares represent 20.0% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment is not approved and we do not consummate a business combination by November 7, 2019 as contemplated by our IPO prospectus and in accordance with our charter, the 8,550,000 shares of common stock held by the Sponsor and the 37,500 founder shares held by each of Jon A. Marshall and Marc Zenner, which were acquired for a purchase price of approximately $0.002 per share, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,333,333 private placement warrants that were acquired by the Sponsor simultaneously with the IPO for an aggregate purchase price of $8,000,000 (as they will expire). Such common stock and private placement warrants had an aggregate market value of approximately $90,917,500 based on the last sale price of $10.30 and $0.39, respectively, on the Nasdaq Stock Market LLC (“Nasdaq”) on October 24, 2019. Charles S. Leykum is the managing member of CSL Sentinel Holdings, LLC, which is the managing member of the Sponsor;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into an acquisition agreement;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•        On March 1, 2019, the Company issued a convertible promissory note to the Sponsor that provides for the Sponsor to advance to the Company, from time to time, up to $1,500,000 to fund its ongoing expenses. As of June 30, 2019, the Company had drawn $999,640 on the note, which amount is convertible, at the option of the Sponsor, into warrants of the post-business combination entity to purchase shares. If the Company fails to obtain the Extension and consummate a business combination, the Sponsor will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to repay the note if a business combination is not completed; and

•        The Sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the stockholders who are present in person or represented by proxy at the special meeting and entitled to vote thereon.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us at October 18, 2019, the record date, regarding the beneficial ownership of our common stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our executive officers and directors that beneficially owns our common stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 43,125,000 shares of common stock issued and outstanding, consisting of 34,500,000 shares of Class A Common Stock and 8,625,000 shares of the Class B Common Stock, as of October 18, 2019. The table below does not include the Class A Common Stock underlying the private placement warrants held or to be held by our officers or our Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned		Percentage of Issued and Outstanding Common Stock
Sentinel Management Holdings, LLC(2)	8,550,000	(3)	19.8%
CSL Sentinel Holdings, LLC(2)	8,550,000	(3)	19.8%
Charles S. Leykum(2)	8,550,000	(3)	19.8%
Andrew F.J. Gould	—		—
Kent Jamison	—		—
Jon A. Marshall	37,500	(3)	*
Marc Zenner	37,500	(3)	*
Ronald Steger	—		—
Craig Levering	—		—
Krishna Shivram	—		—
Gerald Cimador	—		—
All directors and executive officers as a group (9 individuals)	8,625,000	(3)	20%
Governors Lane LP(4)	2,220,000		5.1%

____________

*        Less than 1 percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 700 Louisiana Street, Suite 2700, Houston, Texas, 77002.

(2)      Sentinel Management Holdings, LLC is the record holder of the shares reported herein. Mr. Leykum is the managing member of CSL Sentinel Holdings, LLC and CSL Sentinel Holdings, LLC is the managing member of Sentinel Management Holdings, LLC. As such, Mr. Leykum and CSL Sentinel Holdings, LLC may be deemed to have or share beneficial ownership of the ordinary shares held directly by Sentinel Management Holdings, LLC. Mr. Leykum and CSL Sentinel Holdings, LLC disclaim beneficial ownership of these shares in excess of their pecuniary interest, if any, therein.

(3)      Interests shown consist solely of founder shares, classified as Class B Common Stock. Such shares will automatically convert, on a one-for-one basis, into Class A Common Stock at the time of our initial business combination in accordance with the terms of our Charter.

(4)      According to a Schedule 13G filed with the SEC on November 2, 2018, Governors Lane LP serves as discretionary investment manager to Governors Lane Master Fund LP and Governors Lane SIF LP. Governors Lane Fund General Partner LLC is the general partner of Governors Lane Master Fund LP and Governors Lane SIF LP. Isaac Corre is the chief executive officer of Governors Lane LP and the managing member of Governors Lane Fund General Partner LLC and may be deemed to beneficially own the shares reported therein. The address of the principal business office of Governors Lane LP is 510 Madison Avenue, 11th Floor, New York, NY 10022. The address of the principal business office of Governors Lane Master Fund LP is c/o Governors Lane LP, 510 Madison Avenue, 11th Floor, New York, NY 10022. The address of the principal business office of Governors Lane Fund General Partner LLC is c/o Governors Lane LP, 510 Madison Avenue, 11th Floor, New York, NY 10022. The address of the principal business office of Isaac Corre is c/o Governors Lane LP, 510 Madison Avenue, 11th Floor, New York, NY 10022.

STOCKHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, our bylaws provide that the stockholder must give timely notice in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received at least 90 days, but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders for the annual meeting; provided that in the event that the annual meeting is called for a date that is not within 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 700 Louisiana Street, Suite 2700, Houston, Texas 77002, 281-407-0686, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Sentinel Energy Services Inc.
700 Louisiana Street
Houston, Texas 77002
Tel: 281-407-0686

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: STNL.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than OCTOBER 30, 2019.

ANNEX A

PROPOSED AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
SENTINEL ENERGY SERVICES INC.

__________________

Pursuant to Section 245 of the
Delaware General Corporation Law

__________________

The undersigned, being a duly authorized officer of SENTINEL ENERGY SERVICES INC. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Sentinel Energy Services Inc.

2.      The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on December 28, 2018 (the “Certificate”).

3.      This Amendment to the Certificate (this “Amendment”) amends the Certificate.

5.      This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “GCL”).

6.      The text of Section 10.1(b) is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 22, 2017, as amended (the “Registration Statement”), were deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by May 31, 2020 (or August 31, 2020 if we have executed a definitive agreement or binding term sheet for an initial business combination by May 31, 2020) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 10.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Sentinel Management Holdings, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7.      The text of Section 10.2(d) is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by May 31, 2020 (or August 31, 2020 if we have executed a definitive agreement or binding term sheet for an initial business combination by May 31, 2020), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

8.      The text of Section 10.7 is hereby amended and restated to read in full as follows:

“Section 10.7. Additional Redemption Rights. If, in accordance with Section 10.1(a), any amendment is made to Section 10.2(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by May 31, 2020 (or August 31, 2020 if we have executed a definitive agreement or binding term sheet for an initial business combination by May 31, 2020), the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”

IN WITNESS WHEREOF, I have signed this Amendment this ___ day of __________________, 2019.

Name:
Title:

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

SENTINEL ENERGY SERVICES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y C A R D

The undersigned hereby appoints Krishna Shivram and Kent Jamison (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Common Stock of Sentinel Energy Services Inc. (the "Company"), a Delaware corporation, that the undersigned is entitled to vote (the "Shares") at the special meeting of stockholders of the Company to be held at 10:00 a.m., local time, on Wednesday November 6, 2019 at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed below)

SENTINEL ENERGY SERVICES INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark vote as indicated in this example X

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

Dated: ______________________________, 2019

____
Signature

____
(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 and 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.